Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes
7.	Income Taxes

A. Taxes on Income

The effective tax rate was 31.6% for the second quarter of 2013, compared to 31.3% for the second quarter of 2012. The higher effective tax rate was primarily due to the impact of the non-deductibility and jurisdictional mix of certain costs incurred during the quarter related to becoming a standalone public company, partially offset by:

•	incentive tax rulings in Belgium, effective December 31, 2012, and Singapore, effective October 29, 2012, and

•	changes in the jurisdictional mix of earnings, which includes the impact of the location of earnings as well as repatriation costs.

The effective tax rate was 29.3% for the first six months of 2013, compared to 32.6% for the first six months of 2012. The lower effective tax rate was primarily attributable to:

•	the aforementioned incentive tax rulings and changes in the jurisdictional mix of earnings, which includes the impact of the location of earnings as well as repatriation costs, and

•	a $2 million discrete income tax benefit during the first quarter of 2013 related to the 2012 U.S. research and development tax credit which was retroactively extended on January 3, 2013;

partially offset by:

•	the aforementioned impact of non-deductibility and jurisdictional mix of certain costs incurred during the second quarter related to becoming a standalone public company.

As of the Separation date, we operate under a new standalone legal entity structure. In connection with the Separation, adjustments have been made to the income tax accounts. See Note 2B. The Separation, Adjustments Associated with the Separation, Senior Notes Offering, Initial Public Offering and Exchange Offer: Adjustments Associated with the Separation.

B. Tax Matters Agreement

In connection with the Separation, we entered into a tax matters agreement with Pfizer that governs the parties’ respective rights, responsibilities and obligations with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and other matters regarding taxes. For additional information, see below and Note 17B. Transactions and Agreements with Pfizer: Agreements with Pfizer.

In connection with this agreement and the Separation, the activity in our income tax accounts reflects Separation Adjustments, including significant adjustments to the deferred income tax asset and liability accounts and the tax liabilities associated with uncertain tax positions. For additional information, see below and Note 2B. The Separation, Adjustments Associated with the Separation, Senior Notes Offering, Initial Public Offering and Exchange Offer: Adjustments Associated with the Separation.

In general, under the agreement:

•

Pfizer will be responsible for any U.S. federal, state, local or foreign income taxes and any U.S. state or local non-income taxes (and any related interest, penalties or audit adjustments and including those taxes attributable to our business) reportable on a consolidated, combined or unitary return that includes Pfizer or any of its subsidiaries (and us and/or any of our subsidiaries) for any periods or portions thereof ending on or prior to December 31, 2012. We will be responsible for the portion of any such taxes for periods or portions thereof beginning on or after January 1, 2013, as would be applicable to us if we filed the relevant tax returns on a standalone basis.

•

We will be responsible for any U.S. federal, state, local or foreign income taxes and any U.S. state or local non-income taxes (and any related interest, penalties or audit adjustments) that are reportable on returns that include only us and/or any of our subsidiaries, for all tax periods whether before or after the completion of the Separation.

•	Pfizer will be responsible for certain specified foreign taxes directly resulting from certain aspects of the Separation.

We will not generally be entitled to receive payment from Pfizer in respect of any of our tax attributes or tax benefits or any reduction of taxes of Pfizer. Neither party’s obligations under the agreement will be limited in amount or subject to any cap. The agreement also assigns responsibilities for administrative matters, such as the filing of returns, payment of taxes due, retention of records and conduct of audits, examinations or similar proceedings. In addition, the agreement provides for cooperation and information sharing with respect to tax matters.

Pfizer will be primarily responsible for preparing and filing any tax return with respect to the Pfizer affiliated group for U.S. federal income tax purposes and with respect to any consolidated, combined, unitary or similar group for U.S. state or local or foreign income tax purposes or U.S. state or local non-income tax purposes that includes Pfizer or any of its subsidiaries, including those that also include us and/or any of our subsidiaries. We will generally be responsible for preparing and filing any tax returns that include only us and/or any of our subsidiaries.

The party responsible for preparing and filing a given tax return will generally have exclusive authority to control tax contests related to any such tax return.

C. Deferred Taxes

As of June 30, 2013, the total net deferred income tax liability of $165 million is included in Current deferred tax assets ($92 million), Noncurrent deferred tax assets ($54 million), Other current liabilities ($3 million) and Noncurrent deferred tax liabilities ($308 million).

As of December 31, 2012, the total net deferred income tax liability of $8 million is included in Current deferred tax assets ($101 million), Noncurrent deferred tax assets ($216 million), Other current liabilities ($2 million) and Noncurrent deferred tax liabilities ($323 million).

The significant increase in the total net deferred tax liability from December 31, 2012 to June 30, 2013 is primarily attributable to the Separation Adjustments, predominantly related to deferred tax assets associated with net operating loss/credit carry forwards and deferred tax liabilities associated with unremitted earnings that were retained by Pfizer. See Note 2B. The Separation, Adjustments Associated with the Separation, Senior Notes Offering, Initial Public Offering and Exchange Offer: Adjustments Associated with the Separation.

D. Tax Contingencies

As of June 30, 2013, the tax liabilities associated with uncertain tax positions of $35 million (exclusive of interest related to uncertain tax positions of $9 million) were included in Noncurrent deferred tax assets ($6 million) and Other taxes payable ($29 million).

As of December 31, 2012, the tax liabilities associated with uncertain tax positions of $144 million (exclusive of interest related to uncertain tax positions of $17 million) were included in Noncurrent deferred tax assets ($6 million) and Other taxes payable ($138 million).

The significant decrease in the tax liabilities associated with uncertain tax positions from December 31, 2012 to June 30, 2013 is primarily attributable to the Separation Adjustments predominantly related to liabilities retained by Pfizer. See Note 2B. The Separation, Adjustments Associated with the Separation, Senior Notes Offering, Initial Public Offering and Exchange Offer: Adjustments Associated with the Separation.

Our tax liabilities for uncertain tax positions relate primarily to issues common among multinational corporations. Any settlements or statute of limitations expirations could result in a significant decrease in our uncertain tax positions. Substantially all of these unrecognized tax benefits, if recognized, would impact our effective income tax rate. We do not expect that within the next twelve months any of our uncertain tax positions could significantly decrease as a result of settlements with taxing authorities or the expiration of the statutes of limitations. Our assessments are based on estimates and assumptions that have been deemed reasonable by management, but our estimates of uncertain tax positions and potential tax benefits may not be representative of actual outcomes, and any variation from such estimates could materially affect our financial statements in the period of settlement or when the statutes of limitations expire, as we treat these events as discrete items in the period of resolution. Finalizing audits with the relevant taxing authorities can include formal administrative and legal proceedings, and, as a result, it is difficult to estimate the timing and range of possible changes related to our uncertain tax positions, and such changes could be significant.

7.	Tax Matters

A. Taxes on Income

During the periods presented in the combined financial statements, Zoetis did not generally file separate tax returns, as Zoetis was generally included in the tax grouping of other Pfizer entities within the respective entity’s tax jurisdiction. The income tax provision included in these combined financial statements has been calculated using the separate return basis, as if Zoetis filed a separate tax return.

The components of Income before provision for taxes on income follow:

	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
United States	$340	$(239)	$(349)
International	370	633	527

Income before provision for taxes on income(a)(b)	$710	$394	$178

(a)

2012 vs. 2011—The increase in United States income is primarily due to sales growth in both livestock and companion animals. Other factors include reduced restructuring charges and increased operational efficiencies. The decrease in international income was largely driven by the unfavorable impact of foreign exchange and lower revenues due to adverse macroeconomic conditions.

(b)

2011 vs. 2010—The decrease in the United States loss was primarily due to lower integration and restructuring costs and cost reductions due to both acquisition-related synergies and initiatives undertaken during the year, partially offset by the non-recurrence of gains related to FDAH divestitures. The increase in the international income was due to cost reductions which were the result of both acquisition-related synergies and cost reduction/productivity initiatives undertaken during the year.

The components of Provision for taxes on income based on the location of the taxing authorities, follow:

	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
United States:
Current income taxes:
Federal	$132	$(3)	$(22)
State and local	5	(1)	(3)
Deferred income taxes:
Federal	(7)	(19)	(11)
State and local	11	(3)	(8)

Total U.S. tax provision/(benefit)	141	(26)	(44)
International:
Current income taxes	211	85	160
Deferred income taxes	(78)	87	(49)

Total international tax provision	133	172	111

Provision for taxes on income(a)(b)(c)(d)	$274	$146	$67

(a)	In 2012, the Provision for taxes on income reflects the following:

•

U.S. tax benefits of approximately $29.3 million, representing tax and interest, resulting from a multi-year settlement with the U.S. Internal Revenue Service with respect to audits for the years 2006 through 2008, and international tax benefits of approximately $2.7 million, representing tax and interest, resulting from the resolution of certain tax positions pertaining to prior years with various foreign tax authorities and from the expiration of certain statutes of limitations;

•

U.S. tax expense of approximately $9 million as a result of providing U.S. deferred income taxes on certain current-year funds earned outside the U.S. that will not be indefinitely reinvested overseas (see Note 7B. Tax Matters—Deferred Taxes);

•	The expiration of the U.S. research and development tax credit on December 31, 2011; and

•	Tax cost related to changes in uncertain tax positions (see Note 7C. Tax Matters—Tax Contingencies).

(b)	In 2011, the Provision for taxes on income reflects the following:

•

U.S tax expense of approximately $9 million as a result of providing U.S. deferred income taxes on certain current-year funds earned outside of the U.S. that will not be indefinitely reinvested overseas (see Note 7B. Tax Matters—Deferred Taxes); and

•

U.S. tax benefits of approximately $9.5 million, representing tax and interest, resulting from the tax benefit recorded in connection with the settlement of certain audits with the U.S. Internal Revenue Service.

(c)	In 2010, the Provision for taxes on income reflects the following:

•

U.S. tax expense of approximately $39 million as a result of providing U.S. deferred income taxes on certain current-year funds earned outside of the U.S. that will not be indefinitely reinvested overseas (see Note 7B. Tax Matters—Deferred Taxes);

•	U.S. tax benefits of approximately $33.4 million, representing tax and interest, resulting from a settlement with the U.S. Internal Revenue Service;

•	U.S. tax benefit resulting from a decrease in deferred income tax liabilities related to fair value adjustments recorded in connection with our acquisition of FDAH; and

•

U.S. tax expense of approximately $21.3 million related to the write-off of deferred income tax assets related to the Medicare Part D subsidy for retiree prescription drug coverage resulting from the provision of the U.S. Healthcare Legislation.

(d)

In all years, federal, state and international tax liabilities assumed or established as part of a business acquisition are not included in Provision for taxes on income (see Note 4. Acquisitions, Divestitures, and Certain Investments).

Tax Rate Reconciliation

The reconciliation of the U.S. statutory income tax rate to our effective tax rate follows:

	Year Ended December 31,
	2012	2011	2010
U.S. statutory income tax rate	35.0%	35.0%	35.0%
State and local taxes, net of federal benefits(a)	1.7	(0.2)	(2.3)
Taxation of non-U.S. operations(b)(c)(d)(e)	5.6	2.7	8.2
Tax settlements and resolution of certain tax positions(f)	(4.1)	(2.4)	(18.7)
U.S. healthcare legislation(g)	(0.4)	0.3	12.0
U.S. research and development tax credit and manufacturing deduction(h)	(0.3)	(2.3)	(3.1)
Non-deductible items(h)	0.8	2.1	4.2
All other—net	0.3	1.9	2.3

Effective tax rate	38.6%	37.1%	37.6%

(a)

The rate impact of this component is influenced by the specific level of U.S. earnings in a specific year. In 2012, the increase in the impact of state taxes on the effective tax rate as compared to 2011 reflects an increase in state earnings. In 2011 and 2010, the rate impact reflects state losses in both years, with larger losses in 2010.

(b)

For taxation of non-U.S. operations, this rate impact reflects the income tax rates and relative earnings in the locations where we do business outside of the U.S., together with the cost of repatriation decisions, as well as changes in uncertain tax positions not included in the reconciling item called “Tax settlements and resolution of certain tax positions”: (i) the jurisdictional location of earnings is a component of our effective tax rate each year as tax rates outside of the U.S. are generally lower than the U.S. statutory income tax rate. The rate impact of the jurisdictional location of earnings is influenced by the specific location of non-U.S. earnings and the level of such earnings as compared to our total earnings. This rate impact is then offset or more than offset by the cost of repatriation decisions and other U.S. tax implications of our foreign operations, which may significantly impact the taxation of non-U.S. operations; and (ii) the impact of changes in uncertain tax positions not included in the reconciling item called “Tax settlements and resolution of certain tax positions” is a component of our effective tax rate each year that can result in either an increase or decrease to our effective tax rate. The jurisdictional mix of earnings, which includes the impact of the location of earnings as well as repatriation costs, can vary as a result of the repatriation decisions and as a result of operating fluctuations in the normal course of business, the impact of non-deductible items and the extent and location of other income and expense items, such as restructuring charges, asset impairments and gains and losses on asset divestitures.

(c)

The rate impact of taxation of non-U.S. operations was an increase to our effective tax rate in all periods presented due to (i) the cost of repatriation decisions and other U.S. tax implications that more than offset the impact of the generally lower tax rates outside of the U.S.; (ii) the tax impact of non-deductible items in those jurisdictions; and (iii) the tax impact of changes in uncertain tax positions related to our non-U.S. operations.

(d)

The increase in the rate in 2012 as compared to 2011 is primarily due to increases in uncertain tax positions (see Note 7C. Tax Matters—Tax Contingencies, for current and prior period increases to uncertain tax positions), of which a significant portion relates to our non-U.S. operations. The decrease in the rate in 2011 as compared to 2010 is primarily due to changes in jurisdictional mix of earnings, as discussed above.

(e)

For all periods presented, in Singapore, our non-dedicated entities benefited from an incentive tax rate applicable to income from manufacturing and other operations (rate effective through 2016). In 2012, in Singapore, our dedicated entities benefited from an incentive tax rate applicable to certain earnings (rate effective from October 29, 2012 through October 29, 2016).

(f)	For a discussion about tax settlements and resolution of certain tax positions, see above in this Note 7A Tax Matters—Taxes on Income.
(g)

The decrease in the rate in 2012 primarily relates to the tax benefit recorded in connection with the establishment of deferred income tax assets related to the Medicare Part D subsidy for retiree prescription drug coverage. The increase in the rate in 2010 is related to the write-off of deferred income tax assets related to the Medicare Part D subsidy for retiree prescription drug coverage resulting from the provision of the U.S. Healthcare Legislation.

(h)

We received no benefit from the U.S. research and development tax credit in 2012 as the credit expired on December 31, 2011 and was not extended until January 2013. In all years, we received a benefit from the U.S. manufacturing deduction. Non-deductible items include meals and entertainment expenses.

B. Deferred Taxes

Deferred taxes arise as a result of basis differentials between financial statement accounting and tax amounts.

The components of our deferred tax assets and liabilities, shown before jurisdictional netting, follow:

	2012 Deferred Tax		2011 Deferred Tax
(MILLIONS OF DOLLARS)	Assets	(Liabilities)	Assets	(Liabilities)
Prepaid/deferred items	$75	$(6)	$77	$(4)
Inventories	12	(3)	46	(5)
Intangibles	47	(234)	5	(273)
Property, plant and equipment	48	(109)	1	(122)
Employee benefits	54	—	34	—
Restructuring and other charges	32	(5)	37	(1)
Legal and product liability reserves	21	(1)	17	—
Net operating loss/credit carry forwards	219	—	212	—
Unremitted earnings	—	(86)	—	(93)
All other	4	(7)	3	(1)

Subtotal	512	(451)	432	(499)
Valuation allowance	(69)	—	(5)	—

Total deferred taxes	$443	$(451)	$427	$(499)
Net deferred tax liability(a)(b)		$(8)		$(72)

(a)

2012 vs. 2011-The decrease in net deferred tax liability position in 2012 reflects an increase in noncurrent deferred tax assets recorded in connection with book/tax basis differentials primarily related to intangibles and PP&E, established as a result of certain restructuring activities and a decrease in deferred income tax liabilities related to unremitted earnings, primarily as a result of distributions, partially offset by an increase in valuation allowances representing the amounts determined to be unrecoverable.

(b)

In 2012, included in Current deferred tax assets ($101 million), Noncurrent deferred tax assets ($216 million), Other current liabilities ($2 million) and Noncurrent deferred tax liabilities ($323 million). In 2011, included in Current deferred tax assets ($96 million), Noncurrent deferred tax assets ($143 million) and Noncurrent deferred tax liabilities ($311 million).

We have carry forwards, primarily related to net operating losses, which are available to reduce future U.S. federal and state, as well as international income taxes payable with either an indefinite life or expiring at various times from 2013 to 2032. Certain of our U.S. net operating losses are subject to limitations under Internal Revenue Code Section 382.

Valuation allowances are provided when we believe that our deferred tax assets are not recoverable based on an assessment of estimated future taxable income that incorporates ongoing, prudent and feasible tax planning strategies.

As of December 31, 2012, we have not made a U.S. tax provision on approximately $2.5 billion of unremitted earnings of our international subsidiaries. As these earnings are intended to be indefinitely reinvested overseas, the determination of a hypothetical unrecognized deferred tax liability as of December 31, 2012 is not practicable.

C. Tax Contingencies

We are subject to income tax in many jurisdictions, and a certain degree of estimation is required in recording the assets and liabilities related to income taxes. All of our tax positions are subject to audit by the local taxing authorities in each tax jurisdiction. These tax audits can involve complex issues, interpretations and judgments and the resolution of matters may span multiple years, particularly if subject to negotiation or litigation. Our assessments are based on estimates and assumptions that have been deemed reasonable by management, but our estimates of unrecognized tax benefits and potential tax benefits may not be representative of actual outcomes, and variation from such estimates could materially affect our financial statements in the period of settlement or when the statute of limitations expire. We treat these events as discrete items in the period of resolution.

For a description of our accounting policies associated with accounting for income tax contingencies, see Note 3N. Significant Accounting Policies—Deferred Tax Assets and Liabilities and Income Tax Contingencies. For a description of the risks associated with estimates and assumptions, see Note 3B. Significant Accounting Policies—Estimates and Assumptions.

Uncertain Tax Positions

As tax law is complex and often subject to varied interpretations, it is uncertain whether some of our tax positions will be sustained upon audit. As of December 31, 2012 and 2011, we had approximately $112 million and $82 million, respectively, in net liabilities associated with uncertain tax positions, excluding associated interest:

•

Tax assets associated with uncertain tax positions primarily represent our estimate of the potential tax benefits in one tax jurisdiction that could result from the payment of income taxes in another tax jurisdiction. These potential benefits generally result from cooperative efforts among taxing authorities, as required by tax treaties to minimize double taxation, commonly referred to as the competent authority process. The recoverability of these assets, which we believe to be more likely than not, is dependent upon the actual payment of taxes in one tax jurisdiction and, in some cases, the successful petition for recovery in another tax jurisdiction. As of December 31, 2012 and 2011, we had approximately $32 million for both years in assets associated with uncertain tax positions recorded in Other noncurrent assets.

•

Tax liabilities associated with uncertain tax positions represent unrecognized tax benefits, which arise when the estimated benefit recorded in our financial statements differs from the amounts taken or expected to be taken in a tax return because of the uncertainties described above. These unrecognized tax benefits relate primarily to issues common among multinational corporations. Substantially all of these unrecognized tax benefits, if recognized, would impact our effective income tax rate.

The reconciliation of the beginning and ending amounts of gross unrecognized tax benefits follows:

(MILLIONS OF DOLLARS)	2012	2011	2010
Balance, January 1	$(114)	$(93)	$(143)
Acquisitions(a)	—	(19)	—
Increases based on tax positions taken during a prior period(b)	(2)	—	(4)
Decreases based on tax positions taken during a prior period(b)(c)	40	1	37
Decreases based on cash payments for a prior period	3	7	11
Increases based on tax positions taken during the current period(b)	(73)	(10)	(10)
Decreases based on tax positions taken during the current period	—	—	16
Lapse in statute of limitations	2	—	—

Balance, December 31(d)	$(144)	$(114)	$(93)

(a)	The amount in 2011 primarily relates to the acquisition of KAH.
(b)	Primarily included in Provision for taxes on income.
(c)	In all years, the decreases are primarily a result of effectively settling certain issues with the U.S. and non-U.S. tax authorities. See Note 7A. Tax Matters—Taxes on Income.
(d)

In 2012, included in Noncurrent deferred tax assets ($6 million) and Other taxes payable ($138 million). In 2011, included in Noncurrent deferred tax assets ($6 million) and Other taxes payable ($108 million).

•

Interest related to our unrecognized tax benefits is recorded in accordance with the laws of each jurisdiction and is recorded in Provision for taxes on income in our combined statements of income. In 2012, we recorded a net interest expense of $1.3 million; in 2011, interest expense was de minimis; and in 2010, we recorded a net interest benefit of $5 million. Gross accrued interest totaled $17 million and $14 million as of December 31, 2012 and 2011, respectively, and were included in Other taxes payable. Accrued penalties are not significant.

Status of Tax Audits and Potential Impact on Accruals for Uncertain Tax Positions

The U.S. is one of our major tax jurisdictions:

•	With respect to Pfizer Inc., tax years 2009-2010 are currently under audit. Tax years 2011-2012 are not under audit. All other tax years are closed.

•	With respect to Wyeth, tax years 2006 through the Wyeth acquisition date (October 15, 2009) are currently under audit. All other tax years are closed.

•

With respect to King, the audit for tax year 2008 has been effectively settled, and for Alpharma Inc. (a subsidiary of King), tax years 2005-2007 have been effectively settled. For King, tax years 2009 through the date of acquisition (January 31, 2011) are open but not under audit. All other tax years are closed.

In addition to the open audit years in the U.S., we have open audit years in other major tax jurisdictions, such as Canada (2001-2012), Asia-Pacific (2007-2012 primarily reflecting Australia and Japan), Europe (2007-2012, primarily reflecting Ireland, the United Kingdom, France, Italy, Spain and Germany) and Latin America (1988—2012, primarily reflecting Brazil and Mexico).

Any settlements or statute of limitations expirations could result in a significant decrease in our uncertain tax positions. We do not expect that within the next twelve months any of our gross unrecognized tax benefits, exclusive of interest, could significantly decrease as a result of settlements with taxing authorities or the expiration of the statutes of limitations. Our assessments are based on estimates and assumptions that have been deemed reasonable by management, but our estimates of unrecognized tax benefits and potential tax benefits may not be representative of actual outcomes, and any variation from such estimates could materially affect our financial statements in the period of settlement or when the statutes of limitations expire, as we treat these events as discrete items in the period of resolution. Finalizing audits with the relevant taxing authorities can include formal administrative and legal proceedings, and, as a result, it is difficult to estimate the timing and range of possible change related to our uncertain tax positions, and such changes could be significant.